UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100

(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01. Regulation FD Disclosure
On June 1, 2009, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that Dr. David Aviezer, the Company’s President and Chief Executive Officer, will be presenting on June 10, 2009, at the 8th Annual Needham Life Sciences Conference in New York and on June 15, 2009, at the 8th National Life Science and Technology Week ISLI-Biomed Israel 2009. The Company also announced that Dr. Einat Brill Almon, the Company’s Senior Vice President of Product Development, will be presenting on June 16, 2009, at the 3rd International Conference on Plant-Based Vaccines & Antibodies in Italy.
An audio webcast of Dr. Aviezer’s presentation at the 8th Annual Needham Life Sciences Conference in New York will be available on the Company’s website at www.protalix.com under the events calendar section.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

99.1	Press release dated June 1, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: June 2, 2009	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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